UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024 (June 5, 2024)

AIMFINITY INVESTMENT CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41361	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St, PMB 235 Wilmington, Delaware 19801
(Address of principal executive offices)

(425) 365-2933

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one Class 1 redeemable warrant and one-half of one Class 2 redeemable warrant	AIMAU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	AIMA	The Nasdaq Stock Market LLC
Class 1 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC
Class 2 redeemable warrants, each exercisable for one Class A ordinary share at an exercise price of $11.50	AIMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As disclosed previously on the Current Report on Form 8-K filed on October 16, 2023, on October 13, 2023, Aimfinity Investment Corp. I (“AIMA”) entered into that certain Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), with Docter Inc., a Delaware corporation (“Docter”), Aimfinity Investment Merger Sub I, a Cayman Islands exempted company and wholly-owned subsidiary of AIMA (“Purchaser”), and Aimfinity Investment Merger Sub II, Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”), pursuant to which AIMA will enter into a business combination (the “Business Combination”) with Docter that involves a reincorporation merger and an acquisition merger. The Purchaser shall survive the Business Combination and be referred as “PubCo” after the Business Combination.

On April 5, AIMA, Purchaser, Merger Sub and Docter entered into an amendment to the Merger Agreement (the “Amendment No. 1”) to modify the composition of PubCo ’s board of directors upon and immediately following the completion of the Business Combination.

Before Amendment No. 1 was adopted, the Merger Agreement provides that, upon and immediately following the closing of the Business Combination, PubCo’s board of directors shall consist of five (5) directors, among which four (4) directors will be designated by Aimfinity Investment LLC, the sponsor of the AIMA’s initial public offering (the “Sponsor”), until the second general meeting of shareholders of PubCo, and one (1) director will be designated by Docter until the first general meeting of shareholders of PubCo

Pursuant to the Amendment No. 1, upon and immediately following the closing of the Business Combination, PubCo’s board of directors shall consist of five (5) directors, among which three (3) directors will be designated by Docter until the first general meeting of shareholders of PubCo, and two (2) directors will be designated by the Sponsor  until the second general meeting of shareholders of PubCo.

A copy of the Amendment No.1 is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

IMPORTANT NOTICES

Important Notice Regarding Forward-Looking Statements

As disclosed previously on the Current Report on Form 8-K filed on October 16, 2023, on October 13, 2023, AIMA entered into that certain Merger Agreement, with Docter, Purchaser, and Merger Sub, pursuant to which AIMA will enter into a business combination with Docter that involves a reincorporation merger and an acquisition merger.

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions described above, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending business combination, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of AIMA and Docter to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Docter or AIMA; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of AIMA’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Docter to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii): risks relating to the medical device industry, including but not limited to governmental regulatory and enforcement changes, market competitions, competitive product and pricing activity; and (ix) risks relating to the combined company’s ability to enhance its products and services, execute its business strategy, expand its customer base and maintain stable relationship with its business partners. A further list and description of risks and uncertainties can be found in the prospectus filed on April 26, 2022 relating to AIMA’s initial public offering (the “IPO Prospectus”), the annual report of AIMA on Form 10-K for the fiscal year ended on December 31, 2023, filed on April 12, 2024 (the “Annual Report”), and in the registration statement on Form S-4 or Form F-4/proxy statement that will be filed with the SEC by Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and AIMA, Docter and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Purchaser will file relevant materials with the SEC including the registration statement on Form S-4 or Form F-4 and a proxy statement (the “Registration Statement”). The proxy statement and a proxy card will be mailed to shareholders as of a record date to be established for voting at the stockholders’ meeting of AIMA shareholders relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Registration Statement and proxy statement without charge from AIMA. The Registration Statement and proxy statement, once available, may also be obtained without charge at the SEC’s website at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF AIMA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT AIMA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AIMA, THE COMPANY AND THE TRANSACTIONS DESCRIBED HEREIN.

Participants in Solicitation

AIMA, Docter, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of AIMA’s ordinary shares stock in respect of the proposed transaction. Information about AIMA’s directors and executive officers and their ownership of AIMA ordinary shares is set forth in the IPO Prospectus and the Annual Report. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of AIMA or Docter, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
1.1

Amendment No. 1 to the Agreement and Plan of Merger, dated June 5, 2024, by and between Aimfinity Investment Corp. I, Aimfinity Investment Merger Sub I, Aimfinity Investment Merger Sub II, Inc., and Docter Inc

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aimfinity Investment Corp. I

Date: June 6, 2024	By:	/s/ I-Fa Chang
	Name:	I-Fa Chang
	Title:	Chief Executive Officer

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